Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Mark R. Fetting, Chief Executive Officer of Legg Mason Charles Street Trust, Inc. (the “Trust”), certify that, to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended March 31, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting	Date June 2, 2006
Mark R. Fetting
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Charles Street Trust, Inc. (the “Trust”), certify that, to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended March 31, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski	Date June 1, 2006
Marie K. Karpinski
Vice President and Chief Financial Officer